POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Brendan J. McGill            Chairman of the Board of Directors
Brendan J. McGill

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Louise M. Herrle            Vice Chairman of the Board of Directors
Louise M. Herrle

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Barbara Adams        Director
Barbara Adams

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Pamela C. Asbury        Director
Pamela C. Asbury

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

/s/ Thomas Bailey        Director
Thomas Bailey

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Glenn R. Brooks        Director
Glenn R. Brooks

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Romulo L. Diaz, Jr., Esq.        Director
Romulo L. Diaz, Jr., Esq.

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this this 16th day of February 2024.

Name/Signature    Capacity

/s/ James V. Dionise        Director
James V. Dionise

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Angel L. Helm        Director
Angel L. Helm

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Blanche Jackson        Director
Blanche Jackson

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Sheryl Jordan        Director
Sheryl Jordan

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ H. Charles Maddy III        Director
H. Charles Maddy III

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Joseph Major        Director
Joseph Major

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Thomas H. Murphy        Director
Thomas H. Murphy

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Dr. Howard B. Slaughter, Jr.        Director
Dr. Howard B. Slaughter, Jr.

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2023 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2024.

Name/Signature    Capacity

/s/ Jeane Vidoni        Director
Jeane Vidoni